UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

United States Courts
Southern District of Texas
FILED

July 21 2005

Michael N. Milby, Clerk
CASE NAME: Trinity Energy Resources, Inc.	Petition Date: 01/31/03

CASE NUMBER: 03-31453-H3-11

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR JUNE 2005

MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE
REVENUES (MOR-6)	12,933	7,182	19,520	0	3,723	12,536
INCOME BEFORE INT DEPREC./TAX (MOR-6)	6,158	4,327	11,227	(8,638)	(211)	5,403
NET INCOME (LOSS) (MOR-6)	786	3,327	10,227	133,962	(1,211)	4,403
PAYMENTS TO INSIDERS (MOR-9)	0	0	0	0	0	0
PAYMENTS TO PROFESSIONALS (MOR-9)	0	0	0	0	0	0
TOTAL DISBURSEMENT (MOR-8)	20,199	10,753	3,187	8,043	9,936	2,760

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF THE SIGNATURE DATE EXP DATE
CASUALTY YES( ) NO( ) LIABILITY YES( X ) NO( ) 10-01-03 VEHICLE YES( ) NO( ) WORKERS * YES( ) NO(X ) __-__-__ *SEE ATTACHED CERTIFICATES FOR COVERAGE INFORMATION.

ATTORNEY NAME: Elizabeth M Guffy FIRM: Dewey Ballantine LLP ADDRESS: 700 Louisiana ADDRESS: Suite 1900 CITY, STATE, ZIP: Houston, TX 77002 TELEPHONE: 713-445-1500

Are all accounts receivable being collected with in terms?		(Yes) No
Are all post-petition liabilities, including taxes being paid within terms?			(Yes) No
Have any pre-petition liabilities been paid?	Yes (No)	If so, describe

Are all funds received being deposited into Trustee's bank accounts?		(Yes) No
Were any assets disposed of outside the normal course of business?		Yes (No)
If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?		(Yes) No
What is the status of your Plan of Reorganization?	The Trustee is in the process of formulating a
plan of reorganization.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct based on the records available to the Trustee.

SIGNED	/s/ Illegible

TITLE	C.P.A.

MOR - 1

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
ASSETS	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE
CURRENT ASSETS
Cash	294,368	294,528	302,818	453,597	445,365	552,990
Accounts Receivable, Net	63,289	59,557	67,600	52,496	54,636	56,014
Inventory: Lower of Cost or Market	30,833	30,833	30,833	30,833	30,833	30,833
Prepaid Expenses
Investments Certificate of Deposit
Other	14,408	14,408	14,408	14,408	14,408	14,408
TOTAL CURRENT ASSETS	402,898	399,326	415,659	551,334	545,242	654,245
PROPERTY, PLANT @ EQUIPMENT @ COST	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813
Less Accumulated Depreciation	(264,883)	(265,883)	(266,883)	(267,883)	(268,883)	(269,883)
NET BOOK VALUE OF PP&E	747,930	746,930	745,930	744,930	743,930	742,930
OTHER ASSETS:
1. Tax Deposits
2. Investments in Subs
3. Bonds, CD's	69,342	69,342	69,342	69,342	69,342	69,342
Long Term portion
4. Note Receivable	12,050	12,050	12,050	12,050	12,050	12,050
TOTAL ASSETS	1,232,220	1,227,648	1,242,981	1,377,656	1,370,564	1,478,567

Per Schedules and Statements of Affairs

MOR - 2

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
LIABILITIES AND OWNER' EQUITY	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE
LIABILITIES:
POST -PETITION LIABILITIES (MOR-4)	52,903	45,005	50,213	50,925	45,043	48,644
PRE-PETITION LIABILITIES
Notes Payable-Secured	250,000	250,000	250,000	250,000	250,000	250,000
Priority Debt	107,457	107,457	107,457	107,457	107,457	107,457
Federal Income Tax
FICA/Withholding
Unsecured Debt	790,499	790,499	790,499	790,499	790,499	790,499
Other	584,344	584,344	584,344	584,344	584,344	684,344
TOTAL PRE-PETITION LIABILITIES
TOTAL LIABILITIES	1,785,203	1,777,305	1,782,513	1,783,225	1,777,343	1,880,944
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000
COMMON STOCK	91,807	91,807	91,807	91,807	91,807	91,807
ADDITIONAL PAID IN CAPITAL	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349
RETAINED EARNINGS: FILING DATE
RETAINED EARNINGS: POST FILING DATE	(15,033,217)	(15,029,891)	(15,019,766)	(14,885,803)	(14,887,013)	(14,882,611)
DIFFERENCE IN DEBTOR RETAINED EARNING	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)
TOTAL OWNER'S EQUITY (NET WORTH)	(552,983)	(549,657)	(539,532)	(405,569)	(406,779)	(402,377)
TOTAL LIABILITIES & OWNER'S EQUITY	1,232,220	1,227,648	1,242,981	1,377,656	1,370,564	1,478,567

Per Schedules and Statements of Affairs

MOR - 3

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH JAN	MONTH FEB	MONTH MAR	MONTH APR	MONTH MAY	MONTH JUNE
TRADE ACCOUNTS PAYABLE	26,671	18,773	23,981	24,693	18,811	22,412
TAX PAYABLE:
Federal Payroll Tax	2,969	2,969	2,969	2,969	2,969	2,969
State Payroll & Sales
Ad Valorem Taxes
Other Taxes	2,000	2,000	2,000	2,000	2,000	2,000
Other
TOTAL TAXES PAYABLE	4,969	4,969	4,969	4,969	4,969	4,969
SECURED DEBT POST PETITION-BANK LINE OF CREDIT
ACCRUED DIVIDENDS & INTEREST PAYABLE	10,232	10,232	10,232	10,232	10,232	10,232
*ACCRUED PROFESSIONAL FEES:
OTHER ACCRUED LIABILITIES:
1. Salary payable to officer	7,500	7,500	7,500	7,500	7,500	7,500
2. Royalty Payable	3,531	3,531	3,531	3,531	3,531	3,531
3. Maintenance assessments to Greenway Council of Owners.
TOTAL POST PETITION LIABILITIES (MOR-3)	52,903	45,005	50,213	50,925	45,043	48,644

*Payment Requires Court Approval

MOR - 4

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

AGING OF POST-PETITION LIABILITIES
MONTH JUNE 2005
DAYS	TOTAL	TRADE ACCTS	FED TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	5,611	5,611
31-60	0
61-90	0
91 +	43,033	16,801	2,969		2,000	21,263
TOTAL	48,644	22,412	2,969		2,000	21,263

AGING OF ACCOUNTS RECEIVABLE
MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE
0-30 DAYS	10,793	7,061	15,104	0	2,140	3,518
31-60 DAYS
61-90 DAYS
91+ DAYS	52,496	52,496	52,496	52,496	52,496	52,496
TOTAL	63,289	59,557	67,600	52,496	54,636	56,014

MOR - 5

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

STATEMENT OF INCOME (LOSS)
MONTH	JAN	FEB	MAR	APR	MAY	JUNE

REVENUES (MOR-1)	12,933	7,182	19,520	0	3,723	12,536
TOTAL COST OF REVENUES	6,775	2,855	8,039	8,138	3,434	7,133
GROSS PROFIT	6,158	4,327	11,481	(8,138)	289	5,403
OPERATING EXPENSES
Selling & Marketing
General & Administrative (2)			254	500	500
Insider Compensation
Professional Fees (1)
Other (attach list)

TOTAL OPERATING EXPENSES	0	0	254	500	500	0
INCOME BEFORE INT, DEPR/TAX (MOR-1)	6,158	4,327	11,227	(8,638)	(211)	5,403
INTEREST EXPENSE
DEPRECIATION	1,000	1,000	1,000	1,000	1,000	1,000
OTHER (INCOME) EXPENSE*	4,372			(143,600)
OTHER ITEMS**
TOTAL INT, DEPR & OTHER ITEMS	5,372	1,000	1,000	(142,600)	1,000	1,000
NET INCOME BEFORE TAXES	786	3,327	10,227	133,962	(1,211)	4,403
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)	786	3,327	10,227	133,962	(1,211)	4,403
Accrual Accounting Required, Otherwise Footnote With Explanation
*	Footnote Mandatory
**	Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

January Other Expense - U S Trustee fees (500), Elbert Co, Colorado Property Taxes (3,872).
April Other Income - Sale of insterests in West Texas (143,600)

MOR - 6

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

CASH RECEIPTS AND DISBURSEMENTS	MONTH JAN	MONTH FEB	MONTH MAR	MONTH APR	MONTH MAY	MONTH MAY
1. CASH - BEGINNING OF MONTH	301,235	294,368	294,528	302,818	453,597	445,365
RECEIPTS
2 CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE	13,226	10,793	11,477	15,013	1,704	10,386
4. LOANS AND ADVANCES (attach list)
5. SALE OF ASSETS (1)
6. OTHER (attach list)	106	120		143,809		100,000
TOTAL RECEIPTS	13,332	10,913	11,477	158,822	1,704	110,386
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS
7. NET PAYROLL
8. PAYROLL TAXES PAID
9. SALES, USE, & OTHER TAXES PAID	10,182	3,872
10. SECURED / RENTAL / LEASES (1)
11. UTILITIES	514	579	546	1,018	382	472
12. INSURANCE			250
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCES SUPPLIES	9,003	6,302	2,391	7,025	9,054	1,789
17. ADMINISTRATIVE & SELLING
18. OTHER (attach list) *
TOTAL DISBURSEMENTS FROM OPERATIONS	19,699	10,753	3,187	8,043	9,436	2,261
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES	500				500	500
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS	20,199	10,753	3,187	8,043	9,936	2,761
22. NET CASH FLOW	(6,867)	160	8,290	150,779	(8,232)	107,625
23. CASH - END OF MONTH (MOR-2)	294,368	294,528	302,818	453,597	445,365	552,990

*Applies to Individual debtor's only.

MOR - 7

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

CASH ACCOUNTS RECONCILIATION
MONTH OF JUNE 2005

	COMPASS BANK		COMPASS BANK	PREFERRED BANK
ACCOUNT NUMBER	#77657223		#77657258
ACCOUNT TYPE	CHECKING	PAYROLL	TAX	OTHER FUNDS	TOTAL
BANK BALANCE	549,704		47		549,751
DEPOSIT IN TRANSIT	8,057				8,057
OUTSTANDING CHECKS	4,818		0		4,818
ADJUSTED BANK BALANCE	552,943		47		552,990

BEGINNING CASH -PER BOOKS	453,318		47		445,364
RECEIPTS	110,385		0		110,385
TRANSFERS BETWEEN ACCT	0		0		0
WITHDRAWAL CONTRIBUTIONS-BY INDIVIDUAL DEBTOR MFR-2	0		0		0
CHECKS/ OTHERS DISBURSEMENTS	2,760		0		2,760
ENDING CASH -PER BOOKS	552,943	0	47		552,990

MOR - 8

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101 (31)(A)-(F) of the U.S. Bankruptcy Code) and the pro  Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)
INSIDERS: NAME/POSITION/COMP TYPE	MONTH JAN	MONTH FEB	MONTH MAR	MONTH APR	MONTH MAY	MONTH JUNE
1
2.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)	0	0	0	0	0	0

PROFESSIONALS NAME/ORDER DATE	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APR	MONTH MAY	MONTH JUNE

TOTAL PROFESSIONALS (MOR-1)	0	0	0	0	0	0

(1) Paid in ordinary course of business, pursuit to court order.

MOR - 9